UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-5853

HERITAGE INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Item 1. Reports to Shareholders

October 28, 2004

Dear Valued Shareholders:

For the fiscal year(a) ended September 30, 2004 the Heritage Income Trust-Intermediate Government Fund (the “Fund”) Class A shares produced a total return(b) of +0.19% while the Lehman Brothers Intermediate Government Index(c) returned +1.90% and the Lehman Brothers Intermediate Treasury Index returned +1.69%. Please note that performance numbers for Class A shares are shown without the imposition of a front-end sales charge. If reflected, the imposition of a front-end sales charge would reduce the performance quoted. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit the Heritage website at www.HeritageFunds.com.

During the last year, the U. S. Treasury yield curve flattened sharply as short term rates (inside of 2 years) rose significantly faster than longer term rates. As has been the case for some time now, volatility remained quite high with rates moving sharply up and down in very short periods of time. This fiscal period was indeed unusual and characterized by high levels of interest rate volatility, relatively low inflation, good economic growth and the start of a new monetary policy tightening cycle.

Over the last fiscal year, economic growth was strong as measured by the growth in real Gross Domestic Product (GDP), ranging from a high of 4.5% annual rate to a low of a 3.3% annual rate. For the first two quarters of the fiscal year, growth was driven by strong consumption resulting from fiscal stimulus in the form of tax cuts and substantial amounts of improved household cash flow arising from high levels of mortgage refinance activity. The last two quarters of the fiscal year provided slightly slower growth as the effects of tax cuts and refunds slowed, monetary stimulus was gradually removed by the Federal Reserve’s Federal Open Market Committee (FOMC) and mortgage refinancings slowed. On the whole, GDP growth remained well above potential, growing at about a 4.0% rate from the third calendar quarter of 2003 to the third calendar quarter of 2004. Inflation remained fairly well behaved over the period with some upward creep to both the headline inflation data and the “core” (excluding food and energy) components.

During the period the FOMC determined that the risks to growth and prices were finally in balance. The balance of risks allowed the FOMC to begin removing monetary policy accommodation by raising the federal funds rate towards a more neutral level. This action required the FOMC to move rates higher for the first time since April of 2000 and embarking on a new cycle of raising interest rates and removing “easy credit”.

This was a very volatile year in which to manage fixed income assets. The following reflects on the fiscal year by quarters:

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to ten years. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

The last calendar quarter of 2003, the first fiscal quarter of the year for the Fund, saw economic growth subside to a 4.2% rate from the previous quarter’s unsustainable annualized growth rate of 7.4% (this was the highest rate in nearly 28 years). Despite good growth in GDP and improving longer term economic outlooks, the Federal Reserve (the “Fed”) noted that the “risk of inflation becoming undesirably low remains the predominant concern…”. The Fed’s view of price weakness moderated through the quarter to a point where in their December FOMC meeting the Fed noted “That the probability of an unwelcome fall in inflation has diminished…and now appears almost equal to that of a rise in inflation”. Interest rates, despite still inordinately low inflation, rose fairly sharply. Due to better economic prospects and the likelihood that the Fed would not maintain an accommodative monetary policy much longer, we shortened the Fund’s duration (interest rate sensitivity) to less than that of the broad market indexes to attempt to dampen the effect of rising rates on Net Asset Value.

During the first calendar quarter of 2004, the second fiscal quarter of the year for the Fund, treasury and agency yields continued to be highly volatile but overall declined sharply by the end of the quarter. This resulted from weaker economic data as harsh weather held back growth and job growth remained slack. Fed language implied that the Fed could be “patient” in moving rates higher and thus buoyed hopes that the Fed would not quickly raise rates despite Fed comments that inevitably rates would need to move higher. The economy still produced an impressive 4.5% annual rate of growth in real GDP and job growth accelerated. Although prone to wide swings, generally interest rates declined and bond prices rose. We viewed this increase in prices and decline in yields as an opportunity to restructure a portion of the portfolio. During this quarter we reduced our Treasury note position and added additional holdings of higher yielding agency issues and mortgage-backed securities to enhance income all the while remaining fairly defensive but less so than in the previous quarter. Our defensive position penalized our performance during the quarter.

At the end of March and early into the second calendar quarter of 2004 interest rates began to rise rapidly as the Federal Reserve made clear to the markets their intention to tighten monetary policy. The Fed stated at the May FOMC “at this juncture, with inflation slack…policy accommodation can be removed at a measured pace”. Over the quarter, ten-year treasury yields rose sharply from 3.84% to 4.58%. There were a number of short periods during the quarter in which longer-term rates fell quickly on terror concerns, but these flights to quality were fairly short-lived and were quickly retraced on stronger economic releases. On June 30, 2004 the Federal Reserve confirmed their previous intentions and raised interest rates by lifting the federal funds rate to 1.25% from 1.00%. During this period our defensive strategy benefited the Fund’s performance.

In the last quarter of the fiscal year with the Fed in full tightening mode, the FOMC raised rates at both the August and September meetings, increasing the federal funds rate by 25 basis points each time, to 1.75% at the end of September. In the statements issued following the conclusion of the meetings, the Fed was clear that their intentions were to continue to increase rates at a “moderate pace”. Surprisingly, starting almost immediately with the Fed’s June tightening, longer-term interest rates began to decline while shorter-term interest rates increased. This flattened the Treasury yield curve sharply with longer-term assets outperforming shorter-term instruments. This idiosyncratic behavior was unusual in that such moves generally occur at the end of tightening cycles rather than at the beginning. This behavior appears to be a function of a number of factors, such as significant amounts of leverage in the market, weaker than expected economic statistics (although real GDP grew at a still acceptable 3.3% annual rate for the quarter ended in June), rising oil prices, terror concerns and election year concerns to name a few. With the likelihood of additional rate increases on the way and an improving economic outlook, we continued to maintain a defensive posture, keeping the Fund’s interest rate sensitivity lower than that of the market. As the Fund’s structure was defensive, it did not fully participate in the market rally, so the defensive position penalized performance for the quarter and also the year.

We are of the opinion that the domestic economy will continue to grow at a modest rate during the next several quarters and into calendar 2005. With the federal funds rate still quite low at 1.75% at the time of this writing, we expect the Federal Reserve to continue to ratchet the federal funds rate higher at future FOMC meetings. With this outlook we will likely continue to maintain a neutral to defensive posture in the Fund. As with any forecast, ours has risks. One of the risks is that the economy will not recover as expected and the Federal Reserve will refrain from increasing interest rates. Another risk is that the economy will recover too quickly and rates will rise faster than we envision. There are always a number of exogenous risks that may affect our performance that can not be accurately forecasted including the risk of terrorist attacks and other such events. Fortunately the management of the Fund is dynamic and we strive to quickly adjust to ever changing scenarios.

Thank you for your continued confidence in the Heritage Income Trust - Intermediate Government Fund.

Sincerely,	Sincerely,

Richard K. Riess	H. Peter Wallace, CFA
President	Senior Vice President
Heritage Income Trust	Heritage Asset Management, Inc.
Portfolio Manager
Heritage Income Trust - Intermediate Government Fund

*	Average annual returns for Heritage Income Trust—Intermediate Government Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average annual returns for Heritage Income Trust—Intermediate Government Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

October 25, 2004

Dear Valued Shareholders:

We are pleased to report(a) to you on the Heritage Income Trust - High Yield Bond Fund (the “Fund”) for the fiscal year ended September 30, 2004. For this period(b), the Fund’s Class A shares returned 11.60% while the Citigroup High Yield Market Index (“High Yield Index”)(c) returned 12.56% and the Lipper High Current Yield Fund Category(c) average returned 11.26%. Please note that performance numbers for Class A shares are shown without the imposition of a front-end sales charge. If reflected, the imposition of a front-end sales charge would reduce the performance quoted. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit the Heritage website at www.HeritageFunds.com.

The high-yield bond market posted strong returns during the fiscal year ended September 30, 2004. The rally that began in the second half of August 2003 continued for the remainder of the 2003 calendar year as lower U.S. Treasury yields and positive mutual fund inflows propelled the high-yield market higher. Fundamentals also supported the market, as an improving economy, strong earnings and declining default rates contributed to the market’s advance, and corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

Following a strong run over calendar 2003, high-yield bond prices began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Federal Reserve’s removal of the “considerable period” language from its policy statement during this time sparked concerns that the Federal Reserve would begin raising interest rates sooner than had been expected. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April showing an improving labor market, and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of the Federal Reserve tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Federal Reserve tightening transitioning from timing to size and pace of the expected interest rate increases (although projections, which are subject to change, varied among investors, and no one can say for sure when rates will rise). Once again the volatility in the U.S. Treasury market spilled into

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) The Citigroup High Yield Market Index is a broad-based unmanaged index of below investment-grade corporate bonds. This index excludes defaulted debt securities. Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2004, calculated among funds in the Fund’s Lipper category with reinvestment of dividends and capital gains (excluding sales charges). Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied for the remainder of the fiscal year due to a strong rally in U.S. Treasuries as the economy showed signs of slowing. Additionally, the default rates continued to decline as the improving economy and the low interest rate environment enabled companies to extend their debt maturities on new issues at favorable rates and improve their liquidity.

Leading the market over the last fiscal year have been the chemicals, energy, metals/mining and textiles sectors. Companies in the chemicals sector benefited from a cyclical recovery and debt reduction via using the proceeds of asset sales. Energy outperformed due to high oil prices. Metals/mining benefited from improving industry fundamentals and rising steel prices. Textiles outperformed due to speculation that Levi Strauss & Co. planned to sell its Dockers brand to reduce debt.

Sectors that have lagged include airlines, satellites, leisure and wireless telecommunications. Airlines struggled with rising fuel costs and ongoing labor negotiations. Satellites suffered as subsidiaries of Pegasus Communications Corporation filed for bankruptcy after an adverse court ruling. Leisure underperformed as a regional theme park operator, Six Flags, Inc., significantly reduced earnings guidance for the year. Wireless Telecommunications underperformed as certain issuers significantly lowered financial guidance due to lower-than-expected roaming revenue.

When compared to the High Yield Index, the Fund’s performance for the fiscal year benefited from favorable issue selection from underweightings in the airline sector and overweightings in chemicals and consumer products. The Fund’s performance was adversely affected by its investment-grade holdings and by its underweighting utilities. During the fiscal year the Fund increased its exposure to lower-rated issues and the chemicals sector, while eliminating its investment-grade holdings and reducing its exposure to cable/media and telecommunications.

Following a strong run over 2003, the high-yield bond market has not rallied as significantly during 2004 due to concerns regarding rising interest rates, high oil prices, weak equity markets, and the upcoming election. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates have continued to decline. The Fund remained overweight in lower-rated securities based upon our rationale that the Fund could benefit from an improving economy and could potentially outperform higher-rated quality credits if interest rates were to rise.

Based on the 7.70% yield(d) of the Citigroup High Market Yield Index as of September 30, 2004, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.(e) However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, downgrades of credit ratings of the issuer, and yields and prices will fluctuate due to interest rate increases during periods of economic uncertainty. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard K. Riess	Peter J. Wilby
President	Managing Director
Heritage Income Trust	Salomon Brothers Asset Management Inc.
Portfolio Manager,
Heritage Income Trust - High Yield Bond Fund

(d) As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

(e) Yields are subject to change and will fluctuate.

The above graph represents performance from February 1, 1996 through September 30, 2004. On February 1, 1996 Salomon Brothers Asset Management Inc. assumed portfolio management responsibilities to the Fund. At that time the investment objective was changed to high current income and the investment policies were modified to allow the Fund to primarily invest in lower and medium-rated high yield fixed income securities. Prior to February 1, 1996, the Fund invested a minimum of 50% of the Fund’s assets in U.S. Government securities.

*	See footnotes on next page.

*	Average annual returns for Heritage Income Trust—High Yield Bond Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Income Trust

Intermediate Government Fund

Investment Portfolio

September 30, 2004

Principal Amount		Maturity Date	Value
U.S. Government and U.S. Government-Sponsored Enterprises—94.6% (a)
U.S. Treasuries—43.3%
$1,500,000	U.S. Treasury Notes, 2.75%	06/30/06	$1,506,212
3,000,000	U.S. Treasury Notes, 2.375%	08/15/06	2,990,391
1,000,000	U.S. Treasury Notes, 3.25%	08/15/07	1,011,055
2,500,000	U.S. Treasury Notes, 3.375%	09/15/09	2,500,488
1,000,000	U.S. Treasury Notes, 4.75%	05/15/14	1,049,688
5,000,000	U.S. Treasury Notes, 4.25%	08/15/14	5,052,345

	Total U.S. Treasuries (cost $14,162,219)		14,110,178

U.S. Government-Sponsored Enterprises—51.3%
Federal Home Loan Bank—12.2%
2,000,000	Federal Home Loan Bank, 2.25%	05/15/06	1,987,654
2,000,000	Federal Home Loan Bank, 1.875%	06/15/06	1,973,866

			3,961,520

Federal Home Loan Mortgage Corporation—8.5%
2,500,000	Freddie Mac, 3.5%	09/15/07	2,526,100
217,180	POOL #C47218, 30 year Pass-Through, 7.5%	02/01/31	233,100

			2,759,200

Federal National Mortgage Association—27.7%
1,000,000	Fannie Mae, 3.25%	01/15/08	998,197
361,031	POOL #625185, 30 year Pass-Through, 6.5%	02/01/32	378,956
2,904,443	POOL #750739, 30 year Pass-Through, 6.0%	11/01/33	3,009,471
2,565,300	POOL #762203, 30 year Pass-Through, 5.5%	12/01/33	2,604,890
2,009,894	POOL #762711, 30 year Pass-Through, 5.5%	02/01/34	2,040,913

			9,032,426

Government National Mortgage Association—2.9%
490,758	POOL #450456, 30 year Pass-Through, 7.0%	01/15/28	523,212
399,801	POOL #572852, 30 year Pass-Through, 6.5%	01/15/32	422,246

			945,458

	Total U.S. Government-Sponsored Enterprises (cost $16,704,391)		16,698,605

	Total U.S. Government and U.S. Government-Sponsored Enterprises (cost $30,866,610) .		$30,808,783

Repurchase Agreement—5.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2004 @ 1.65% to be repurchased at $1,748,080 on October 1, 2004, collateralized by $1,220,000 United States Treasury Bonds, 8.75% due August 15, 2020, (market value $1,781,724 including interest) (cost $1,748,000) .			1,748,000

Total Investment Portfolio (cost $32,614,610) (b), 100.0% (a)			32,556,783
Other Assets and Liabilities, net, (0.0)% (a)			(8,693)

Net Assets, 100.0%			$32,548,090

(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $57,827 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $100,239 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $158,066.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Intermediate Government Fund

Portfolio Allocation

(unaudited)

Asset Allocation as of September 30, 2004 (% of net assets)

Beginning with the Intermediate Government Fund’s fiscal quarter ending December 31, 2004, the Trust will file its complete schedule of portfolio holdings with the Securities Exchange Comission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

Principal Amount		Value

Corporate Bonds—92.0% (a)
Domestic—85.6%
Advertising—1.0%
$ 275,000	RR Donnelley Finance Corporation, 144A, 10.875%, 12/15/12	$333,438
500,000	Sitel Corporation, 9.25%, 03/15/06	500,000

		833,438

Airlines—0.4%
264,193	Continental Airlines Inc., Series “981C”, 6.54%, 09/15/08	227,788
150,000	Continental Airlines Inc., Series “98-3”, 7.25%, 11/01/05	135,686

		363,474

Aerospace/Defense—1.9%
425,000	Alliant Techsystems Inc., 8.5%, 05/15/11	463,250
375,000	Argo-Tech Corp., 144A, 9.25%, 06/01/11	402,188
250,000	L-3 Communications Corporation, 7.625%, 06/15/12	275,000
400,000	Sequa Corporation, 9.0%, 08/01/09	440,000

		1,580,438

Agriculture—0.4%
350,000	Hines Nurseries Inc., 10.25%, 10/01/11	371,000

Apparel—1.6%
415,000	Levi Strauss & Company, 11.625%, 01/15/08	428,488
25,000	Levi Strauss & Company, 12.25%, 12/15/12	26,438
200,000	Levi Strauss & Company, 7.0%, 11/01/06	200,000
300,000	Oxford Industries Inc., 8.875%, 06/01/11	325,500
300,000	Tommy Hilfiger USA, 6.85%, 06/01/08	311,250

		1,291,676

Auto Parts & Equipment—1.9%
200,000	Dana Corporation, 7.0%, 03/01/29	201,000
500,000	Eagle-Picher Industries Inc., 9.75%, 09/01/13	510,000

Principal Amount		Value

Corporate Bonds (continued)
450,000	Tenneco Automotive Inc., Series “B”, 11.625%, 10/15/09	474,750
312,000	TRW Automotive Inc., 9.375%, 02/15/13	356,460

		1,542,210

Broadcasting Services/Programs—0.3%
275,000	Nexstar Finance Holdings LLC, 0.0% to 04/01/08, 11.375% to maturity (b), 04/01/13	210,719

Building Materials—0.3%
225,000	Nortek Inc., 144A, 8.5%, 09/01/14	235,688

Chemicals—6.0%
250,000	Airgas Inc., MTN, 7.75%, 09/15/06	265,000
500,000	Applied Extrusion Technologies Inc., Series “B”, 10.75%, 07/01/11 (c)	295,000
250,000	Compass Minerals Group Inc., 10.0%, 08/15/11	280,000
150,000	Equistar Chemicals LP/Equistar Funding Corporation, 10.625%, 05/01/11	171,000
50,000	FMC Corporation, 10.25%, 11/01/09	58,375
225,000	FMC Corporation, 7.75%, 07/01/11	238,500
250,000	Hercules Inc., 144A, 6.75%, 10/15/29	255,000
425,000	Huntsman International LLC, 10.125%, 07/01/09	446,250
400,000	ISP Chemco Inc., Series “B”, 10.25%, 07/01/11	446,000
150,000	Lyondell Chemical Company, 9.5%, 12/15/08	163,688
22,000	Lyondell Chemical Company, Series “B”, 9.875%, 05/01/07	23,238
325,000	Millennium America Inc., 144A, 9.25%, 06/15/08	358,312
200,000	Millennium America Inc., 9.25%, 06/15/08	220,500
550,000	NewMarket Corporation/Ethyl Corporation, 8.875%, 05/01/10	594,000
75,000	OM Group Inc., 9.25%, 12/15/11	78,188
550,000	Resolution Performance Products Inc., 13.5%, 11/15/10	533,500
575,000	United Industries Corporation, Series “D”, 9.875%, 04/01/09	600,875

		5,027,426

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Commercial Services—1.5%
$ 175,000	Allied Security Escrow Corporation, 144A, 11.375%, 07/15/11	$183,750
125,000	Brand Services Inc., 12.0%, 10/15/12	141,875
300,000	Cenveo Corporation, 7.875%, 12/01/13	292,500
175,000	Cenveo Corporation, 9.625%, 03/15/12	192,500
375,000	Iron Mountain, Inc., 8.625%, 04/01/13	406,875

		1,217,500

Computers—0.6%
425,000	Seagate Technology HDD Holdings, 8.0%, 05/15/09	452,625
50,000	Unisys Corporation, 7.875%, 04/01/08	51,375

		504,000

Cosmetics/Personal Care—0.5%
375,000	AKI Inc., 10.5%, 07/01/08	385,781

Diversified Manufacturer—0.6%
200,000	Blount Inc., 8.875%, 08/01/12	212,500
250,000	Koppers Inc., 9.875%, 10/15/13	276,250

		488,750

Electric—6.9%
275,000	BRL Universal Equipment 2001 A LP, 8.875%, 02/15/08	292,875
500,000	Calpine Corporation, 144A, 8.5%, 07/15/10	382,500
400,000	Calpine Corporation, 144A, 8.75%, 07/15/13	302,000
375,000	Calpine Corporation, 8.75%, 07/15/07	297,188
325,000	Edison Mission Energy, 10.0%, 08/15/08	380,250
700,000	Edison Mission Energy, 7.73%, 06/15/09	735,000
25,000	Edison Mission Energy, 9.875%, 04/15/11	29,125
475,000	llegheny Energy Supply Statutory Trust, 144A, 10.25%, 11/15/07	543,875
75,000	Mirant Americas Generation LLC, 7.625%, 05/01/06 (c)	66,375

Principal Amount		Value

Corporate Bonds (continued)
575,000	Mirant Americas Generation LLC, 9.125%, 05/01/31 (c)	503,125
775,000	NRG Energy Inc., 144A, 8.0%, 12/15/13	830,219
575,000	Reliant Resources Inc., 9.25%, 07/15/10	617,406
250,000	Reliant Resources Inc., 9.5%, 07/15/13	271,562
100,000	The AES Corporation, 7.75%, 03/01/14	103,250
250,000	The AES Corporation, 9.375%, 09/15/10	281,562
125,000	The AES Corporation, 9.5%, 06/01/09	139,688

		5,776,000

Electrical Components & Equipment—0.4%
325,000	Motors and Gears Inc., Series “D”, 10.75%, 11/15/06	300,625

Electronics—0.3%
225,000	Muzak LLC and Muzak Finance Corporation, 10.0%, 02/15/09	199,125
125,000	Muzak LLC, 9.875%, 03/15/09	91,875

		291,000

Entertainment—1.9%
50,000	Argosy Gaming Company, 9.0%, 09/01/11	56,125
575,000	Cinemark Inc., 0.0% to 03/15/07, 9.75% to maturity (b), 03/15/14	395,312
400,000	Herbst Gaming Inc., 144A, 8.125%, 06/01/12	410,000
475,000	Pinnacle Entertainment Inc., 8.25%, 03/15/12	476,188
100,000	Six Flags Inc., 9.625%, 06/01/14	93,500
125,000	Six Flags Inc., 9.75%, 04/15/13	118,125

		1,549,250

Environmental Control—1.3%
350,000	Allied Waste North America, Series “B”, 7.375%, 04/15/14	336,875
475,000	Allied Waste North America, Series “B”, 9.25%, 09/01/12	528,438
200,000	Imco Recycling Inc., 10.375%, 10/15/10	220,000
500,000	Safety-Kleen Services, 9.25%, 06/01/08 (c) (d)	1,250

		1,086,563

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Financial Services—1.8%
$ 254,000	Alamosa Delaware Inc., 0.0% to 07/31/05, 12.0% to maturity (b), 07/31/09	$261,620
211,000	Alamosa Delaware Inc., 11.0%, 07/31/10	238,958
375,000	Athena Neurosciences Finance LLC, 7.25%, 02/21/08	379,688
150,000	Borden U.S. Finance Corp and Borden Nova Scotia Finance, ULC, 144A, 9.0%, 07/15/14	157,500
400,000	Huntsman Advanced Materials LLC, 144A, 11.0%, 07/15/10	464,000

		1,501,766

Food—2.9%
175,000	Ahold Finance USA Inc., 8.25%, 07/15/10	197,312
100,000	Del Monte Corporation, 8.625%, 12/15/12	111,250
325,000	Del Monte Corporation, Series “B”, 9.25%, 05/15/11	357,500
425,000	Doane Pet Care Company, 9.75%, 05/15/07	406,938
300,000	Dole Food Company Inc., 8.875%, 03/15/11	326,250
150,000	Nash Finch Company, Series “B”, 8.5%, 05/01/08	154,312
42,136	Nutritional Sourcing Corporation, 10.125%, 08/01/09	28,652
225,000	Pilgrim’s Pride Corporation, 9.25%, 11/15/13	247,500
400,000	Pinnacle Foods Holding Corporation, 144A, 8.25%, 12/01/13	377,000
225,000	Swift & Company, 10.125%, 10/01/09	246,938

		2,453,652

Forest Products & Paper—1.7%
200,000	Appleton Papers Inc., 144A, 9.75%, 06/15/14	206,000
325,000	Bowater Inc., 6.5%, 06/15/13	315,347
200,000	Bowater Inc., 9.5%, 10/15/12	225,604
425,000	Buckeye Technologies Inc., 8.0%, 10/15/10	416,500
250,000	Buckeye Technologies Inc., 9.25%, 09/15/08	250,000

		1,413,451

Principal Amount		Value

Corporate Bonds (continued)
Healthcare Products—0.7%
325,000	Medical Device Manufacturing Inc., 144A, 10.0%, 07/15/12	344,500
200,000	Sola International Inc., 6.875%, 03/15/08	205,482

		549,982

Healthcare Services—2.8%
400,000	Ameripath Inc., 10.5%, 04/01/13	408,000
200,000	Extendicare Health Services Inc., 9.5%, 07/01/10	224,500
375,000	Iasis Healthcare LLC and Iasis Capital Corporation, 144A, 8.75%, 06/15/14	392,812
200,000	Insight Health Services Corporation, Series “B”, 9.875%, 11/01/11	200,000
200,000	Psychiatric Solutions Inc., 10.625%, 06/15/13	226,000
100,000	Tenet Healthcare Corporation, 6.5%, 06/01/12	89,500
225,000	Tenet Healthcare Corporation, 6.875%, 11/15/31	178,312
525,000	Tenet Healthcare Corporation, 7.375%, 02/01/13	493,500
100,000	Triad Hospitals Inc., 7.0%, 11/15/13	101,750

		2,314,374

Home Furnishings—0.6%
123,000	Applica Inc., 10.0%, 07/31/08	120,540
400,000	Sealy Mattress Company, 8.25%, 06/15/14	403,000

		523,540

Household Products—0.4%
300,000	Playtex Products Inc., 9.375%, 06/01/11	307,500

Iron/Steel—0.9%
325,000	AK Steel Corporation, 7.875%, 02/15/09	322,562
350,000	Ispat Inland ULC, 9.75%, 04/01/14	385,875
500,000	Republic Technologies International LLC and RTI Capital Corporation, 13.75%, 07/15/09 (c) (d)	5,000

		713,437

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Leisure Time—0.8%
$ 325,000	Icon Health & Fitness, 11.25%, 04/01/12	$347,750
275,000	Leslie’s Poolmart, Series “B”, 10.375%, 07/15/08	280,500

		628,250

Lodging—4.3%
300,000	Ameristar Casinos Inc., 10.75%, 02/15/09	340,500
25,000	Caesars Entertainment Inc, 8.125%, 05/15/11	28,875
175,000	Caesars Entertainment Inc,, 8.875%, 09/15/08	199,500
400,000	Caesars Entertainment Inc., 7.0%, 04/15/13	445,000
375,000	Caesars Entertainment Inc., 7.875%, 03/15/10	423,750
350,000	MGM Mirage Inc., 9.75%, 06/01/07	388,938
190,000	MGM Mirage, 8.375%, 02/01/11	209,712
200,000	Prime Hospitality Corporation, Series “B”, 8.375%, 05/01/12	226,500
425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 05/01/12	480,781
400,000	Turning Stone Casino Resort Enterprise, 144A, 9.125%, 12/15/10	432,000
350,000	Venetian Casino Resort LLC, 11.0%, 06/15/10	405,125

		3,580,681

Machinery—0.9%
150,000	Case New Holland Inc., 144A, 9.25%, 08/01/11	168,000
125,000	NMHG Holding Company, 10.0%, 05/15/09	137,500
425,000	Terex Corporation, Series “B”, 10.375%, 04/01/11	480,250

		785,750

Machinery-Diversified—0.6%
425,000	Flowserve Corporation, 12.25%, 08/15/10	480,250

Principal Amount		Value

Corporate Bonds (continued)
Metal Fabricate/Hardware—0.5%
375,000	Mueller Group Inc., 144A, 10.0%, 05/01/12	405,000

Office Furnishings—0.6%
375,000	Interface Inc., 9.5%, 02/01/14	388,125
150,000	Winsloew Furniture Inc., Series “B”, 12.75%, 08/15/07 (c)	123,750

		511,875

Office/Business Equipment—0.2%
200,000	General Binding Corporation, 9.375%, 06/01/08	203,500

Oil & Gas—3.0%
450,000	Chesapeake Energy Corporation, 7.5%, 06/15/14	491,625
600,000	Forest Oil Corporation, 8.0%, 12/15/11	673,500
520,000	Magnum Hunter Resources Inc., 9.6%, 03/15/12	587,600
90,000	Plains Exploration & Production Company, Series “B”, 8.75%, 07/01/12	101,025
325,000	Stone Energy Corporation, 8.25%, 12/15/11	350,188
125,000	Swift Energy Company, 9.375%, 05/01/12	140,000
150,000	Vintage Petroleum Inc., 7.875%, 05/15/11	160,500

		2,504,438

Oil & Gas Services—0.3%
250,000	Key Energy Services Inc., 6.375%, 05/01/13	247,500

Packaging & Containers—3.5%
375,000	Anchor Glass Container Corporation, 11.0%, 02/15/13	427,500
350,000	Berry Plastics Corporation, 10.75%, 07/15/12	395,500
25,000	Owens-Brockway Glass Container Inc., 7.75%, 05/15/11	26,625
600,000	Plastipak Holdings Inc., 10.75%, 09/01/11	669,000
175,000	Pliant Corporation, 11.125%, 09/01/09	182,000`

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 350,000	Radnor Holdings Corporation, 11.0%, 03/15/10	$294,000
475,000	Smurfit-Stone Container Corporation, 8.25%, 10/01/12	523,688
350,000	Tekni-Plex Inc., 144A, 8.75%, 11/15/13	332,500
50,000	Tekni-Plex Inc., Series “B”, 12.75%, 06/15/10	41,750

		2,892,563

Pharmaceuticals—1.1%
200,000	aaiPharma Inc., 11.0%, 04/01/10	129,000
250,000	Vicar Operating Inc., 9.875%, 12/01/09	276,250
500,000	WH Holdings Ltd and WH Capital Corporation, 9.5%, 04/01/11	541,250

		946,500

Pipelines—5.2%
1,250,000	Dynegy Holdings Inc., 7.125%, 05/15/18	1,093,750
300,000	Dynegy Holdings Inc., 7.625%, 10/15/26	259,500
375,000	El Paso Corporation, 7.875%, 06/15/12	372,188
725,000	EL Paso Corporation, MTN, 7.75%, 01/15/32	632,562
525,000	EL Paso Corporation, MTN, 7.8%, 08/01/31	460,688
125,000	Williams Cos Inc., 7.625%, 07/15/19	136,875
750,000	Williams Cos Inc., 7.875%, 09/01/21	832,500
500,000	Williams Cos Inc., 8.75%, 03/15/32	558,750

		4,346,813

Printing & Publishing—1.6%
250,000	Dex Media East LLC and Dex Media East Finance Company, 9.875%, 11/15/09	287,500
700,000	Dex Media Inc., 0.0% to 11/15/08, 9.0% to maturity (b), 11/15/13	512,750
440,000	Dex Media West LLC and Dex Media Finance Company, Series “B”, 9.875%, 08/15/13	517,000

		1,317,250

Principal Amount		Value

Corporate Bonds (continued)
Real Estate—0.2%
162,000	CB Richard Ellis Services Inc., 9.75%, 05/15/10	183,465

REITS—2.0%
20,000	Felcor Lodging LP, 10.0%, 09/15/08	21,000
300,000	Felcor Lodging LP, 8.5%, 06/01/11	330,000
153,000	Host Marriott Corporation/HMH Properties, Inc., Series “B”, 7.875%, 08/01/08	157,399
25,000	Host Marriott LP, Series “E”, 8.375%, 02/15/06	26,375
200,000	Host Marriott LP, Series “I”, 9.5%, 01/15/07	221,500
250,000	Meristar Hospitality Corporation, 9.125%, 01/15/11	261,875
150,000	MeriStar Hospitality Operating Partnership LP and MeriStar Hospitality Finance Corporation, 10.5%, 06/15/09	164,250
450,000	Omega Healthcare Investors Inc., 144A, 7.0%, 04/01/14	456,750

		1,639,149

Retail—4.0%
250,000	Cole National Group, 8.625%, 08/15/07	254,375
250,000	Cole National Group, 8.875%, 05/15/12	283,125
475,000	Eye Care Centers of America, 9.125%, 05/01/08	475,000
375,000	Finlay Fine Jewelry Corporation, 144A, 8.375%, 06/01/12	403,125
400,000	Friendly Ice Cream Corporation, 8.375%, 06/15/12	384,000
625,000	Home Interiors & Gifts, Inc., 10.125%, 06/01/08	540,625
400,000	Jafra Cosmetics International Inc., 10.75%, 05/15/11	453,000
125,000	Rite Aid Corporation, 11.25%, 07/01/08	135,938
200,000	Rite Aid Corporation, 144A, 6.125%, 12/15/08	187,000
125,000	Saks Inc., 7.375%, 02/15/19	125,000
100,000	Saks Inc., 9.875%, 10/01/11	119,000

		3,360,188

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Semiconductor Equipment—0.5%
$ 325,000	Amkor Technology Inc. 10.5%, 05/01/09	$276,250
125,000	Amkor Technology Inc., 7.125%, 03/15/11	102,500

		378,750

Telecommunications—9.7%
473,000	American Tower Corporation, 9.375%, 02/01/09	501,380
100,000	American Tower Escrow Corporation, Zero Coupon, 08/01/08	74,500
450,000	Centennial Cellular Operating Company and Centennial Communications Corporation, 10.125%, 06/15/13	473,625
490,000	Crown Castle International Corporation, 10.75%, 08/01/11	545,125
325,000	Crown Castle International Corporation, 9.375%, 08/01/11	373,750
50,000	Crown Castle International Corporation, Series “B”, 7.5%, 12/01/13	52,375
175,000	Insight Midwest LP and Insight Capital Inc., 9.75%, 10/01/09	182,875
250,000	Insight Midwest LP, 9.75%, 10/01/09	261,250
1,025,000	Lucent Technologies Inc., 6.45%, 03/15/29	830,250
50,000	Nextel Communications Inc., 6.875%, 10/31/13	52,000
1,100,000	Nextel Communications Inc., 7.375%, 08/01/15	1,182,500
375,000	Qwest Corporation, 144A, 8.875%, 03/15/12	412,500
500,000	Qwest Services Corporation, 144A, 13.5%, 12/15/10	583,750
768,000	Qwest Services Corporation, 144A, 14.5%, 12/15/14	929,280
550,000	SBA Communications Corporation, 10.25%, 02/01/09	588,500
250,000	UbiquiTel Operating Company, 0.0% to 04/15/05, 14.0% to maturity (b), 04/15/10	263,125
150,000	UbiquiTel Operating Company, 144A, 9.875%, 03/01/11	156,188

Principal Amount		Value

Corporate Bonds (continued)
250,000	UbiquiTel Operating Company, 9.875%, 03/01/11	260,312
350,000	US Unwired Inc., Series “B”, 10.0%, 06/15/12	363,125
500,000	World Access Inc., 13.25%, 01/15/08 (c)	23,125

		8,109,535

Television, Cable & Radio—6.2%
125,000	Cablevision Systems Corporation, 144A, 8.0%, 04/15/12	130,625
200,000	Cablevision Systems Corporation, 144A, FRN (6.67%), 04/01/09	208,000
500,000	Charter Communications Holdings Company LLC and Charter Communications Holdings Capital Corporation, 0.0% to 05/15/06, 11.75% to maturity (b), 05/15/11	310,000
800,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 0.0% to 01/15/05, 11.75% to maturity (b), 11/15/10	646,000
150,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 0.0% to 01/15/06, 13.5% to maturity (b), 01/15/11	107,250
100,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 0.0% to 01/15/07, 12.125% to maturity (b), 11/15/12	56,000
575,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 10.0%, 05/15/11	442,750
175,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 10.75%, 10/01/09	143,500

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 50,000	Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 8.625%, 04/01/09	$38,875
500,000	CSC Holdings Inc., 10.5%, 05/15/16	567,500
300,000	DirecTV Holdings LLC, 8.375%, 03/15/13	341,250
450,000	Lodgenet Entertainment Corporation, 9.5%, 06/15/13	490,500
450,000	Mediacom Broadband LLC, 11.0%, 07/15/13	479,250
400,000	Nextmedia Operating Inc., 10.75%, 07/01/11	450,500
275,000	Radio One Inc., Series “B”, 8.875%, 07/01/11	303,188
400,000	Young Broadcasting Inc., 10.0%, 03/01/11	412,000

		5,127,188

Textiles—0.5%
400,000	Simmons Bedding Company, 144A, 7.875%, 01/15/14	416,000

Transportation—0.3%
500,000	Holt Group, 9.75%, 01/15/06 (c) (d)	625
200,000	Horizon Lines, LLC, 144A, 9.0%, 11/01/12	211,000

		211,625

Total Domestic Corporate Bonds (cost $70,103,109)		71,109,510

Foreign—6.4%
Building Materials—0.2%
175,000	Ainsworth Lumber Co Ltd., 144A, 7.25%, 10/01/12	176,750

Chemicals—1.9%
625,000	Acetex Corporation, 10.875%, 08/01/09	687,500
300,000	Methanex Corporation, 8.75%, 08/15/12	345,000
50,000	Rhodia SA, 10.25%, 06/01/10	51,750
225,000	Rhodia SA, 7.625%, 06/01/10	209,812
300,000	Rhodia SA, 8.875%, 06/01/11	261,000

		1,555,062

Principal Amount		Value

Corporate Bonds (continued)
Coal—0.0%
35,000	Luscar Coal Ltd., 9.75%, 10/15/11	39,725

Diversified Manufacturer—0.3%
225,000	Invensys PLC, 144A, 9.875%, 03/15/11	230,625

Financial Services—0.5%
400,000	BCP Caylux Holdings Luxembourg S.C.A, 144A, 9.625%, 06/15/14	432,000

Forest Products & Paper—1.2%
100,000	Abitibi Consolidated Inc., 8.55%, 08/01/10	107,250
275,000	Abitibi-Consolidated Inc., 8.85%, 08/01/30	272,250
250,000	Tembec Industries Inc., 8.5%, 02/01/11	261,250
375,000	Tembec Industries Inc., 8.625%, 06/30/09	384,375

		1,025,125

Holding Companies—0.5%
410,000	JSG Funding PLC, 9.625%, 10/01/12	463,300

Lodging—0.4%
300,000	Kerzner International Ltd., 8.875%, 08/15/11	328,875

Printing & Publishing—0.5%
341,000	Yell Finance BV, 10.75%, 08/01/11	395,560

Retail—0.3%
225,000	The Jean Coutu Group (PJC) Inc., 144A, 8.5%, 08/01/14	223,312

Telecommunications—0.6%
450,000	Nortel Networks Ltd., 6.125%, 02/15/06	459,000

Total Foreign Corporate Bonds (cost $5,168,069)		5,329,334

Total Corporate Bonds (cost $75,271,178)		76,438,844

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

September 30, 2004

(continued)

Principal Amount		Value

Convertible Bonds—0.1% (a)
Telecommunications—0.1%
$ 125,000	American Tower Corporation, 5.0%, 02/15/10	$123,125

Total Convertible Bonds (cost $58,095)		123,125

Shares		Value
Warrants, Common & Preferred Stocks—2.2% (a)
645	Alamosa Holdings Inc., Series “B”, 7.5% (Convertible Preferred Stock)	378,451
100	American Tower Corporation* 08/01/08 (Warrants)	18,800
17,241	ContinentalAFA Dispensing Company (Common Stock) (d)	51,722
8,123	NTL Inc.* (Common Stock)	504,113
6,020	Spectrasite Inc.* (Common Stock)	280,581
15,587	Telewest Global Inc. (Common Stock)*	181,121
375	Ubiquitel Inc.* 04/15/10 (Warrants)	4
60,985	UnitedGlobalCom Inc., Class “A”* (Common Stock)	455,558
1,571	World Access Inc.* (Common Stock)	2

Total Warrants, Common & Preferred Stocks (cost $2,634,568)		1,870,352

Total Investment Portfolio excluding repurchase agreement (cost $77,963,841)		78,432,321

Value
Repurchase Agreement—4.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2004 @ 1.65% to be repurchased at $3,763,172 on October 1, 2004, collateralized by $2,620,000 United States Treasury Bonds, 8.75% due August 15, 2020, (market value $3,826,326 including interest) (cost $3,763,000)	3,763,000

Total Investment Portfolio (cost $81,726,841) (e), 98.8% (a)	82,195,321
Other Assets and Liabilities, net, 1.2% (a)	991,424

Net Assets, 100.0%	$83,186,745

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bonds reset to applicable coupon rate at a future date.
(c)	Bond is in default.
(d)	Securities are fair valued according to procedures adopted by the Board of Trustees.
(e)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $468,480 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $5,766,036 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,297,556.

144A-Securities	are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. Securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Portfolio Allocation

(unaudited)

Ratings Allocation

BBB - An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments.

BB - An obligor rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated obligors.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC - An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligor rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE.

D - An obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

Beginning with the High Yield Bond Fund’s fiscal quarter ending December 31, 2004, the Trust will file its complete schedule of portfolio holdings with the Securities Exchange Comission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Heritage Income Trust

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Trust’s prospectus or talk to your financial adviser.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Income Trust on April 1, 2004 and held through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period*
Intermediate Government Fund
Class A	$1,000	$993	$4.24
Class B	$1,000	$991	$5.97
Class C	$1,000	$990	$5.97

High Yield Bond Fund
Class A	$1,000	$993	$5.48
Class B	$1,000	$991	$8.21
Class C	$1,000	$990	$8.21

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return before ongoing expenses invested at the beginning of the period and held for the entire period. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period*
Intermediate Government Fund
Class A	$1,000	$1,021	$4.29
Class B	$1,000	$1,019	$6.06
Class C	$1,000	$1,019	$6.06

High Yield Bond Fund
Class A	$1,000	$1,019	$5.55
Class B	$1,000	$1,017	$8.32
Class C	$1,000	$1,017	$8.32

*	Expenses for the Intermediate Government Fund and the High Yield Bond Fund are calculated using the funds’ annualized expense ratios for Class A (0.85% and 1.10%), Class B (1.20% and 1.65%) and Class C (1.20% and 1.65%) shares, respectively, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183); and then dividing that result by the actual number of days in the fiscal year (366).

Heritage Income Trust

Statements of Assets and Liabilities

September 30, 2004

	Intermediate Government Fund	High Yield Bond Fund
Assets
Investments, at market value (identified cost $30,866,610 and $77,963,841, respectively)	$30,808,783	$78,432,321
Repurchase agreement (identified cost $1,748,000 and $3,763,000, respectively)	1,748,000	3,763,000
Cash	171	438
Receivables:
Investments sold	—	338,901
Fund shares sold	4,742	138,293
From Manager	5,059	—
Interest	155,191	1,727,841
Deferred state qualification expenses	12,790	13,850
Prepaid insurance	3,360	4,011

Total assets	$32,738,096	$84,418,655

Liabilities
Payables:
Investments purchased	$—	$1,012,287
Fund shares redeemed	103,244	61,850
Accrued management fee	—	29,894
Accrued distribution fee	9,836	34,855
Accrued shareholder servicing fee	15,900	21,900
Accrued fund accounting fee	15,900	20,700
Other accrued expenses	45,126	50,424

Total liabilities	190,006	1,231,910

Net assets, at market value	$32,548,090	$83,186,745

Net Assets
Net assets consist of:
Paid-in capital	$35,971,005	$91,869,464
Undistributed net investment income	119,618	685,022
Accumulated net realized loss	(3,484,706)	(9,836,221)
Net unrealized appreciation (depreciation) on investments	(57,827)	468,480

Net assets, at market value	$32,548,090	$83,186,745

Net assets, at market value
Class A shares	$21,627,227	$42,927,489
Class B shares	2,949,648	11,869,441
Class C shares	7,971,215	28,389,815

Total	$32,548,090	$83,186,745

Shares of beneficial interest outstanding
Class A shares	2,182,552	5,465,595
Class B shares	298,992	1,523,979
Class C shares	806,502	3,643,245

Total	3,288,046	10,632,819

Net Asset Value—offering and redemption price per share Class A shares	$9.91	$7.85

Maximum offering price per share (100/96.25 of $9.91 and $7.85, respectively)	$10.30	$8.16

Class B shares	$9.87	$7.79

Class C shares	$9.88	$7.79

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Statements of Operations For the Fiscal Year Ended September 30, 2004

	Intermediate Government Fund	High Yield Bond Fund
Investment Income
Income:
Interest	$1,215,478	$7,903,113
Dividends	—	8,817

	1,215,478	7,911,930
Expenses:
Management fee	201,213	549,111
Distribution fee (Class A)	61,122	118,952
Distribution fee (Class B)	21,819	98,362
Distribution fee (Class C)	72,943	253,139
Shareholder servicing fees	53,486	88,363
Professional fees	63,118	63,018
Fund accounting fee	57,017	76,357
Registration fees and expenses	45,849	51,265
Reports to shareholders	19,475	25,619
Trustees’ fees and expenses	16,698	16,698
Custodian fee	11,456	33,555
Insurance	4,990	5,443
Other	1,365	1,137

Total expenses before waiver	630,551	1,381,019
Fees waived by Manager	(201,213)	(132,659)
Reimbursement from Manager	(31,999)	—

Total expenses after waiver and reimbursements	397,339	1,248,360

Net investment income	818,139	6,663,570

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions	(545,574)	2,517,555
Net unrealized appreciation (depreciation) of investments during the fiscal year	(460,677)	479,970

Net gain (loss) on investments	(1,006,251)	2,997,525

Net increase (decrease) in net assets resulting from operations	$(188,112)	$9,661,095

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Intermediate Government Fund	September 30, 2004	September 30, 2003
Decrease in net assets:
Operations:
Net investment income	$818,139	$1,345,786
Net realized gain (loss) from investment transactions	(545,574)	1,764,939
Net unrealized depreciation of investments during the fiscal year	(460,677)	(1,746,912)

Net increase (decrease) in net assets resulting from operations	(188,112)	1,363,813
Distributions to shareholders from:
Net investment income Class A shares, ($0.23 and $0.25 per share, respectively)	(559,009)	(900,955)
Net investment income Class B shares, ($0.19 and $0.21 per share, respectively)	(69,126)	(115,692)
Net investment income Class C shares, ($0.19 and $0.21 per share, respectively)	(227,763)	(391,143)

Net distributions to shareholders	(855,898)	(1,407,790)
Decrease in net assets from Fund share transactions	(19,809,132)	(3,308,903)

Decrease in net assets	(20,853,142)	(3,352,880)
Net assets, beginning of fiscal year	53,401,232	56,754,112

Net assets, end of fiscal year (including undistributed net investment income of $119,618 and $157,377, respectively)	$32,548,090	$53,401,232

	For the Fiscal Years Ended
High Yield Bond Fund	September 30, 2004	September 30, 2003
Increase (decrease) in net assets:
Operations:
Net investment income	$6,663,570	$5,146,800
Net realized gain (loss) from investment transactions	2,517,555	(756,525)
Net unrealized appreciation of investments during the fiscal year	479,970	8,986,015

Net increase in net assets resulting from operations	9,661,095	13,376,290
Distributions to shareholders from:
Net investment income Class A shares, ($0.61 and $0.54 per share, respectively)	(3,757,049)	(2,824,114)
Net investment income Class B shares, ($0.57 and $0.51 per share, respectively)	(905,088)	(569,096)
Net investment income Class C shares, ($0.57 and $0.51 per share, respectively)	(2,332,974)	(1,453,940)

Net distributions to shareholders	(6,995,111)	(4,847,150)
Increase (decrease) in net assets from Fund share transactions	(15,025,535)	49,723,821

Increase (decrease) in net assets	(12,359,551)	58,252,961
Net assets, beginning of fiscal year	95,546,296	37,293,335

Net assets, end of fiscal year (including undistributed net investment income of $685,022 and $961,950, respectively)	$83,186,745	$95,546,296

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — Intermediate Government Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of fiscal year	$10.12	$10.10	$9.78	$9.19	$9.16	$10.07	$10.06	$9.74	$9.15	$9.13	$10.09	$10.08	$9.75	$9.17	$9.14

Income from Investment Operations:
Net investment income	0.21	0.24	0.36	0.45	0.50	0.18	0.21	0.32	0.42	0.47	0.18	0.21	0.32	0.41	0.45
Net realized and unrealized gain (loss) on investments	(0.19)	0.03	0.33	0.60	0.06	(0.19)	0.01	0.34	0.60	0.05	(0.20)	0.01	0.35	0.60	0.08

Total from Investment Operations	0.02	0.27	0.69	1.05	0.56	(0.01)	0.22	0.66	1.02	0.52	(0.02)	0.22	0.67	1.01	0.53

Less Distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.37)	(0.46)	(0.53)	(0.19)	(0.21)	(0.34)	(0.43)	(0.50)	(0.19)	(0.21)	(0.34)	(0.43)	(0.50)

Net asset value, end of fiscal year	$9.91	$10.12	$10.10	$9.78	$9.19	$9.87	$10.07	$10.06	$9.74	$9.15	$9.88	$10.09	$10.08	$9.75	$9.17

Total Return (%) (a)	0.19	2.72	7.27	11.76	5.92	(0.08)	2.27	6.98	11.46	5.47	(0.18)	2.27	7.08	11.32	5.58

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	0.85	0.85	0.86	0.87	0.87	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20
Without expenses waived (%)	1.43	1.21	1.42	1.56	1.47	1.78	1.56	1.76	1.89	1.80	1.78	1.56	1.76	1.89	1.80
Net investment income to average daily net assets (%)	2.18	2.38	3.75	4.77	5.32	1.82	2.03	3.32	4.26	5.00	1.80	2.03	3.33	4.34	4.98
Portfolio turnover rate (%)	128	202	106	123	107	128	202	106	123	107	128	202	106	123	107
Net assets, end of fiscal year ($ millions)	22	32	40	25	23	3	5	5	1	0	8	17	12	4	2

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares					Class B Shares					Class C Shares
	For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30
	2004*	2003*	2002	2001	2000	2004*	2003*	2002	2001	2000	2004*	2003*	2002	2001	2000
Net asset value, beginning of fiscal year	$7.61	$6.64	$7.10	$7.87	$8.98	$7.55	$6.60	$7.06	$7.83	$8.94	$7.55	$6.60	$7.06	$7.83	$8.94

Income from Investment Operations:
Net investment income	0.58	0.56	0.57	0.70	0.92	0.54	0.52	0.54	0.65	0.86	0.54	0.52	0.54	0.65	0.86
Net realized and unrealized gain (loss) on investments	0.27	0.95	(0.44)	(0.77)	(1.11)	0.27	0.94	(0.45)	(0.76)	(1.10)	0.27	0.94	(0.45)	(0.76)	(1.10)

Total from Investment Operations	0.85	1.51	0.13	(0.07)	(0.19)	0.81	1.46	0.09	(0.11)	(0.24)	0.81	1.46	0.09	(0.11)	(0.24)

Less Distributions:
Dividends from net investment income	(0.61)	(0.54)	(0.59)	(0.70)	(0.92)	(0.57)	(0.51)	(0.55)	(0.66)	(0.87)	(0.57)	(0.51)	(0.55)	(0.66)	(0.87)

Net asset value, end of fiscal year	$7.85	$7.61	$6.64	$7.10	$7.87	$7.79	$7.55	$6.60	$7.06	$7.83	$7.79	$7.55	$6.60	$7.06	$7.83

Total Return (%) (a)	11.60	23.70	1.68	(1.04)	(2.97)	11.08	22.91	1.15	(1.55)	(3.50)	11.07	22.90	1.15	(1.55)	(3.50)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.10	1.10	1.12	1.13	1.18	1.65	1.65	1.65	1.65	1.70	1.65	1.65	1.65	1.65	1.70
Without expenses waived/recovered (%)	1.24	1.32	1.59	1.58	1.40	1.79	1.87	2.12	2.10	1.92	1.79	1.87	2.12	2.10	1.92
Net investment income to average daily net assets (%)	7.54	7.75	8.36	9.17	10.07	7.01	7.19	7.83	8.60	9.56	7.00	7.15	7.82	8.60	9.56
Portfolio turnover rate (%)	35	31	61	56	32	35	31	61	56	32	35	31	61	56	32
Net assets, end of fiscal year ($ millions)	43	52	23	20	25	12	12	5	4	3	28	31	9	8	8

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently offer Class A and Class C shares to the public. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price) declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies.

Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for

Heritage Income Trust

Notes to Financial Statements

(continued)

determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 2:	Fund Shares. At September 30, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Intermediate Government Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	223,960	$2,233,658	30,723	$306,646	205,383	$2,042,777
Shares issued on reinvestment of distributions	45,623	452,894	5,252	51,927	20,302	201,347
Shares redeemed	(1,232,664)	(12,279,532)	(200,717)	(1,988,281)	(1,094,184)	(10,830,568)

Net decrease	(963,081)	$(9,592,980)	(164,742)	$(1,629,708)	(868,499)	$(8,586,444)

Shares outstanding:
Beginning of fiscal year	3,145,633		463,734		1,675,001

End of fiscal year	2,182,552		298,992		806,502

Heritage Income Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,324,959	$53,583,748	339,371	$3,395,894	1,750,260	$17,567,042
Shares issued on reinvestment of distributions	74,407	746,651	9,638	96,318	36,452	364,917
Shares redeemed	(6,214,761)	(62,445,086)	(354,970)	(3,553,732)	(1,303,520)	(13,064,655)

Net increase (decrease)	(815,395)	$(8,114,687)	(5,961)	$(61,520)	483,192	$4,867,304

Shares outstanding:
Beginning of fiscal year	3,961,028		469,695		1,191,809

End of fiscal year	3,145,633		463,734		1,675,001

High Yield Bond Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,412,305	$10,988,470	200,427	$1,536,102	1,094,835	$8,420,068
Shares issued on reinvestment of distributions	298,933	2,305,448	57,132	437,188	221,345	1,695,496
Shares redeemed	(3,113,932)	(24,061,247)	(297,207)	(2,283,822)	(1,841,930)	(14,063,238)

Net decrease	(1,402,694)	$(10,767,329)	(39,648)	$(310,532)	(525,750)	$(3,947,674)

Shares outstanding:
Beginning of fiscal year	6,868,289		1,563,627		4,168,995

End of fiscal year	5,465,595		1,523,979		3,643,245

Heritage Income Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,685,812	$40,921,681	997,749	$7,128,504	3,548,345	$25,240,752
Shares issued on reinvestment of distributions	226,268	1,622,489	35,490	253,480	149,308	1,070,507
Shares redeemed	(2,483,331)	(17,955,811)	(237,971)	(1,688,469)	(951,300)	(6,869,312)

Net increase	3,428,749	$24,588,359	795,268	$5,693,515	2,746,353	$19,441,947

Shares outstanding:
Beginning of fiscal year	3,439,540		768,359		1,422,642

End of fiscal year	6,868,289		1,563,627		4,168,995

Note 3:	Purchases and Sales of Securities. For the fiscal year ended September 30, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	U.S. Government Securities and U.S. Government-Sponsored Enterprises			Other
	Purchases	Sales	Paydowns	Purchases	Sales
Intermediate Government Fund	$49,766,355	$67,814,883	$1,957,327	—	—
High Yield Bond Fund	—	—	—	$30,217,543	$46,858,717

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Funds’ Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund’s average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. The Manager has contractually agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2004 fiscal year as follows:

	Class A	Class B and C
Intermediate Government Fund	0.85%	1.20%
High Yield Bond Fund	1.10%	1.65%

Under this agreement, management fees of $201,213 were waived and $31,999 were reimbursed for the Intermediate Government Fund and management fees of $132,659 were waived in the High Yield Bond Fund for fiscal year ended September 30, 2004. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2006, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $216,708 and $148,482 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2003 if total

Heritage Income Trust

Notes to Financial Statements

(continued)

Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2005. No management fees were recovered from the Trust for the fiscal year ended September 30, 2004.

The Manager entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to 0.25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee of up to 0.60% for the Intermediate Government Fund and up to 0.80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Trust that the Intermediate Government Fund generated $9,720 in front-end sales charges for Class A shares, $20,607 in contingent deferred sales charges for Class B shares and $7,899 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2004. The High Yield Bond Fund received $88,442 in front-end sales charges for Class A shares, $39,932 in contingent deferred sales charges for Class B shares and $21,910 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2004. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For providing Shareholder Servicing and Fund Accounting Services the Manager is reimbursed for expenses incurred plus an additional amount up to 10%.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500, in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5: Federal	Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Heritage Income Trust

Notes to Financial Statements

(continued)

Intermediate Government Fund

For the fiscal year ended September 30, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to expirations of capital loss carryforwards the Fund decreased (debited) paid in capital and increased (credited) accumulated net realized loss $2,529,497. As of September 30, 2004, the Fund had net tax basis capital loss carryforwards in the aggregate of $3,099,721. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2012. Capital loss carryforwards of $1,737,841 expired during the current year.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$446,153	Sept 30, 2005
374,992	Sept 30, 2006
1,413,752	Sept 30, 2007
441,619	Sept 30, 2008
252,476	Sept 30, 2009
170,729	Sept 30, 2012

High Yield Bond Fund

For the fiscal year ended September 30, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributed to market discounts the Fund decreased (debited) accumulated net realized loss and increased (credited) undistributed net investment income by $54,613. As of September 30, 2004, the Fund had net tax basis capital loss carryforwards in the aggregate of $9,836,221. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2011. During the current year the Fund utilized capital loss carryforwards of $1,620,332.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$1,592,886	Sept 30, 2008
5,134,929	Sept 30, 2009
178,539	Sept 30, 2010
2,929,867	Sept 30, 2011

For income tax purposes, distributions paid during the fiscal years ended September 30, 2004 and 2003 were as follows:

Intermediate Government Fund	2004	2003
Ordinary Income	$855,898	$1,407,790
Long-Term Capital Gains	$0	$0

High Yield Bond Fund	2004	2003
Ordinary Income	$6,995,111	$4,847,150
Long-Term Capital Gains	$0	$0

Heritage Income Trust

Notes to Financial Statements

(continued)

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

	Intermediate	High Yield
	Government Fund	Bond Fund
Undistributed Ordinary Income	$119,618	$685,022
Capital Loss Carryforwards	$(3,099,721)	$(9,836,221)
Post October Losses	$(384,985)	$0
Tax Basis Net Unrealized Appreciation (Depreciation)	$(57,827)	$468,480

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

    Shareholders of Heritage Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust-Intermediate Government Fund and Heritage Income Trust-High Yield Bond Fund (constituting Heritage Income Trust, hereafter referred to as the “Trust”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, Florida

November 8, 2004

Heritage Income Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee and Chairman	Since inception in 1990	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	12	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (55)	President and Trustee	Since 2000 Since inception in 1990	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	12	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (64)	Trustee	Since inception in 1990	First Financial Advisors, LLC & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi-Financial Securities Corp. (broker-dealer), 1996 to 2001.	12	N/A

William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since 2003	Private Financial Consultant since September 2000; Board of Directors of Tribridge Consulting, Inc. (business consulting services) since 2000; Board of Trustees, Baycare HealthCare and St. Joseph’s-Baptist Health Care since 2000; Advisory Board, Bisk Publishing, Inc. (distance learning provider) since 2000; Managing Partner, Central Florida of Arthur Andersen LLP, 1987 to 2000; Managing Partner, Florida Audit and Business Advisory Services of Arthur Andersen, 1997 to 2000.	12	Sykes Enterprises, Incorporated (inbound call systems).

Heritage Income Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since inception in 1990	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Immediate Past Chairman of the Board, Tampa Museum of Art.	12	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (65)	Trustee	Since inception in 1990	Chief Executive Officer of Evare LLC (information services); Chairman Emeritus of CCC Information Services, Inc.; Executive in Residence, University of North Carolina – Wilmington, 2000 to 2003.	12	N/A

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (71)	Trustee	Since inception in 1990	Private Investor since 1988.	12	N/A

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (54)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1998; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis since 2002; Founder, Chairman of the Board, the Creative Tampa Bay.	12	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (45)	Executive Vice President and Principal Executive Officer, Chief Compliance Officer	Since 2000 Since 2004

Executive Vice President and Chief Operating Officer of Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000; Trustee, University of

West Florida since 2001.

				N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (37)	Treasurer and Secretary	Since 2003 Since 2004	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996 to 2003.	N/A	N/A

Heritage Income Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (38)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request, by calling (800) 421-4184.

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Item 2. Code of Ethics

As of the end of the period September 30, 2004, Heritage Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. Heritage Income Trust has not made any amendments to its code of ethics during the covered period. Heritage Income Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Income Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000 for the year ended September 30, 2003, and $44,000 for the year ended September 30, 2004.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 and $0 for the years ended September 30, 2003 and September 30, 2004, respectively. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $30,000 for the year ended September 30, 2003, and $31,000 for the year ended September 30, 2004.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $6,000 for the year ended September 30, 2003, and $6,000 for the year ended September 30, 2004. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2004, and $0 for the year ended September 30, 2004.

(d) All Other Fees

For the fiscal years ended September 30, 2004 and 2003, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2003, and $0 for the year ended September 30, 2004.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended September 30, 2004, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending September 30, 2003, and September 30, 2004, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

The Trust has adopted a Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees. Shareholders submitting recommendations for Independent Trustees should submit recommendations in writing to the attention of the Chairperson of the Nominating Committee of the Trust, and provide at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Income Trust have concluded that such disclosure controls and procedures are effective as of November 19, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Income Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 11. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE INCOME TRUST

Date: November 19, 2004

/s/ K.C. Clark
K.C. Clark
Executive Vice President,
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 19, 2004

/s/ K.C. Clark
K.C. Clark
Executive Vice President,
Principal Executive Officer

Date: November 19, 2004

/s/ Andrea N. Mullins
Andrea N. Mullins
Treasurer